Household Consumer Loan Trust, Series 1996-1 Deposit Trust Calculations
Previous Due Period Ending	May 31, 2002
Current Due Period Ending	Jun 30, 2002
Prior Distribution Date	Jun 14, 2002
Distribution Date	Jul 12, 2002

Beginning Trust Principal Receivables	3,560,926,396.82
Average Principal Receivables	3,560,855,007.44
FC&A Collections (Includes Recoveries)	58,166,220.03
Principal Collections	100,365,428.88
Additional Balances	40,861,401.71
Net Principal Collections	59,504,027.17
Defaulted Amount	24,775,217.09
Miscellaneous Payments	0.00
Principal Recoveries	2,294,433.00

Beginning Participation Invested Amount	112,403,583.34
Beginning Participation Unpaid Principal Balance	112,403,583.34
Ending Participation Invested Amount	105,371,431.58
Ending Participation Unpaid Principal Balance	105,371,431.58

Accelerated Amortization Date	Feb 28, 2001
Is it the Accelerated Amortization Period? 0=No	1

OC Balance as % of Ending Participation Invested Amount (3 month average)	11.160%
Is it Early Amortization? (No, if 3 month OC Average >or=4.75%)	0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation	112,403,583.34
Numerator for Fixed Allocation	221,746,171.67
Denominator - Max(Sum of Numerators, Principal Receivables)	3,560,855,007.44
Applicable Allocation Percentage	3.1566%
Investor FC&A Collections	1,836,101.60

Series Participation Interest Default Amount
Numerator for Floating Allocation	112,403,583.34
Denominator - Max(Sum of Numerators, Principal Receivables)	3,560,855,007.44
Floating Allocation Percentage	3.1566%
Series Participation Interest Default Amount	782,065.87

Principal Allocation Components
Numerator for Floating Allocation	112,403,583.34
Numerator for Fixed Allocation	221,746,171.67
Denominator - Max(Sum of Numerators, Principal Receivables)	3,560,855,007.44

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]	3.2500%
(b) Prime Rate minus 1.50%	3.2500%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount	2.2833%
(d) Series Participation Interest Unpaid Principal Balance	112,403,583.34
(e) Actual days in the Interest Period	28
Series Participation Monthly Interest, [a*d*e]	284,131.28

Series Participation Interest Interest Shortfall	0.00
Previous Series Participation Interest Interest Shortfall	0.00

Additional Interest	0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]	7,032,151.76

(a) Investor Principal Collections, [Max(b,h) or e]	6,250,085.89
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]	1,878,331.43
(c) Floating Allocation Percentage	3.1566%
(d) Net Principal Collections	59,504,027.17
(e) after Accelerated Amort Date or Early Amort Period, [f*g]	6,250,085.89
(f) Fixed Allocation Percentage	6.2273%
(g) Collections of Principal	100,365,428.88

(h) Minimum Principal Amount, [Min(i,l)]	1,241,198.63
(i) Floating Allocation Percentage of Principal Collections	3,168,181.19
(j) 1.8% of the Series Participation Interest Invested Amount	2,023,264.50
(k) Series Participation Interest Net Default Payment Amount	782,065.87
(l) the excess of (j) over (k)	1,241,198.63

(m) Series Participation Interest Net Default Payment Amount	782,065.87

(n) Optional Repurchase Amount (principal only) at Sec. 9	0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]	1,836,101.60
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]	0.00
plus any unpaid Series Servicing Fee of other than HFC	0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]	284,131.28
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]	0.00
Additional Interest [Sec. 4.11(a)(ii)]	0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]	782,065.87
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]	0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]	187,339.31
Excess [Sec. 4.11(a)(vi)]	582,565.14

Series Participation Investor Charge Off [Sec. 4.12(a)]	0.00

Seller's Interest	1,488,474,362.14